Supplement Dated April 1, 2021
To The Statement of Additional Information
Dated April 27, 2020

JNL® Investors Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective March 15, 2021, on page 41, in the section entitled, “Trustees and Officers of the Trust,” under “Committees of the Board of Trustees,” please delete the second paragraph in the entirety and replace with the following:

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Ms. Michelle Engler, P.O. Box 30902, Lansing, Michigan 48909-8402. Mses. Engler, Carnahan, and Woodworth and Mr. Bouchard are members of the Governance Committee.  Ms. Engler serves as Chair of the Governance Committee.  Mr. Wood is an ex officio member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

Effective March 15, 2021, on page 43, in the section entitled, “Trustees and Officers of the Trust,” under “Selection of Trustee Nominees,” please delete the first sentence of the third paragraph in the entirety and replace with the following:

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Michelle Engler, P.O. Box 30902, Lansing, Michigan 48909-8402.

This Supplement is dated April 1, 2021.